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                                                                  EXHIBIT 10.183



                           TRADEMARK LICENSE AGREEMENT


               THIS AGREEMENT made this 18th day of September, 2000 ("Effective Date") between E. I. DUPONT DE NEMOURS AND COMPANY, a corporation of the State of Delaware, U.S.A., with its principal place of business at 1007 Market Street, Wilmington, Delaware 19898, U.S.A. ("DUPONT"), and WILSHIRE TECHNOLOGIES, INC., a corporation organized and existing under the laws of California, with its head office at Carlsbad, California ("LICENSEE")

                                   WITNESSETH;

               WHEREAS, DUPONT is the owner of the registered Trademark ("Trademark") set forth in Exhibit A;

               WHEREAS, LICENSEE desires a license under the Trademark, and DUPONT is willing to grant the same upon the terms and conditions hereinafter recited;

               NOW, THEREFORE, in consideration of the mutual rights and obligations of the parties herein;

               DUPONT and LICENSEE agree as follows:

1. GRANTS: DUPONT hereby grants to LICENSEE a nontransferable, nonassignable, revocable, nonexclusive right, without the right to sublicense, to use the Trademark, solely and only in the Territory, Field of Use, and Distribution Channels set forth in Exhibit A, on and in connection with the display, advertising, promotion, labeling, sale, marketing, and distribution of Products set forth in Exhibit A.

    a) Limited License: Nothing in this Agreement shall be construed to grant LICENSEE any rights or license to any trademark, trade name, certification mark, service mark, domain name, product name, logo, patent, technical information, or copyright of DUPONT other than as specified herein. All rights not specifically granted to LICENSEE are reserved to DUPONT.

    b) USE: DUPONT reserves the right as owner of the Trademark to specify all aspects of use of the Trademark, including but not limited to, the manner, place, type, form, layout, design, channels of trade, channels of distribution, and media of or for such use, on or in connection with, all displays, advertising, labels, Products literature, Internet sites, sales promotion materials, and all other forms of use of the Trademark. All use of the licensed Trademark shall inure to the benefit of DUPONT. LICENSEE shall comply with any specific trademark use rules as



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        may be referenced in any of the Exhibits, or provided to LICENSEE, which may be amended or revised by DUPONT from time to time, upon written notice.

    c) ACKNOWLEDGMENT: LICENSEE hereby acknowledges the validity of DUPONT's Trademark and DUPONT's exclusive right, title and interest in and to the Trademark. LICENSEE shall not, during the term of this Agreement, or thereafter: 1) do or permit to be done any act or thing which prejudices, infringes or impairs the rights of DUPONT with respect to the Trademark; 2) except for the limited license granted hereunder, will never represent that it has any right, title, or interest in or to the Trademark or in any registration for them; 3) shall not use, register or attempt to register any Trademark, trade names, logos, domain names, metatags, or electronic mail (e-mail) addresses, that are identical to, or confusingly similar to the Trademark or any other Trademark, trade names or domain names of DUPONT or any of its subsidiaries or affiliated companies; 4) shall not do anything or produce any goods in connection with the Trademark that damages or reflects adversely upon DUPONT, its subsidiaries or affiliated companies or any of their trademarks, trade names or domain names; 5) upon objection by DUPONT acting on good cause, shall forthwith desist from any use or action in relation to or in connection with the Trademark or this Agreement; and 6) when requested by DUPONT, shall employ identifying symbols and/or words in connection with its use of the Trademark. LICENSEE shall cooperate with DUPONT in taking all appropriate measures for the protection of the Trademark, and shall faithfully observe and execute the requirements, procedures, and directions of DUPONT with respect to the use and protection of the Trademark.

    d) GOODWILL: LICENSEE recognizes the value of the reputation and goodwill associated with the Trademark, acknowledges that the Trademark and any marks confusingly similar to the Trademark have acquired secondary meaning, and that all related rights and goodwill belong exclusively to DUPONT.

    e) ART WORK: All art and design or lay-out work that contains, is derived from or used with the Trademark, shall be solely owned by DUPONT. LICENSEE shall not obtain, attempt to obtain or claim any copyright or trademark rights therein, and upon request, LICENSEE shall assign same to DUPONT.

    f) NOTIFICATION OF INFRINGEMENT: LICENSEE shall notify DUPONT in writing of any manufacture, distribution, sale or advertisement of any product or service that may constitute an infringement upon DUPONT's rights or LICENSEE's authorized use of the Trademark. LICENSEE shall not commence, prosecute or institute any action or proceeding against any person, firm, or entity alleging infringement, imitation, or unauthorized use of the Trademark.

    g) INFRINGEMENT ACTION: DUPONT shall have the sole right to determine the appropriate action to be taken against any



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        infringement, imitation, or unauthorized use of the Trademark including having the sole discretion to settle any claims or any controversy arising out of any such claims. LICENSEE shall provide DUPONT with such reasonable assistance as DUPONT may require in obtaining any protection of DUPONT's rights to the Trademark at no expense to DUPONT. LICENSEE shall not have any rights or claim against DUPONT for damages or otherwise arising from any determination by DUPONT to act or not to act with respect to any alleged infringement, imitation or unauthorized use by others, and any such determination by DUPONT shall not affect the validity or enforceability of this Agreement. Any and all damages and settlements recovered arising from any action or proceeding shall belong solely and exclusively to DUPONT.

    h) ASSIGNMENT TO DUPONT: Upon request, LICENSEE shall transfer to DUPONT any rights which accrue to LICENSEE arising from its use of the Trademark or this Agreement.

2.      ROYALTY: Any applicable royalties hereunder are set forth in Exhibit A..

3. QUALITY STANDARDS, INSPECTION, AND TESTING: So that the value of the goodwill and reputation associated with the Trademark will not be diminished, LICENSEE shall have an obligation to ensure that all Products on which the Trademark is used shall be of at least the same uniform high quality: a) as manufactured by LICENSEE immediately prior to the effective date of this Agreement; b) as may be approved by DUPONT hereunder; or 3) as specified in quality standards provided by DUPONT hereunder, as the case may be. To monitor for LICENSEE's adherence to such obligation, DUPONT shall have the right, from time to time through duly authorized representatives, to inspect and test such Products. Licensed Products not meeting the quality or other requirements set forth in this Agreement shall not be sold or in any way promoted in connection with the Trademark, and all references to the Trademark on labels, product literature, promotional material, etc., shall be removed at LICENSEE'S expense. LICENSEE shall be responsible for ensuring that any manufacturer of Products, for or on behalf of LICENSEE, shall meet the quality and other requirements of this Agreement.

4. LICENSING NOTICE: LICENSEE shall include a notice on all labeling, advertising, Products literature, Internet sites, and sales promotional material that the Trademark is licensed from DUPONT. The notice shall be as follows or as otherwise specified by DUPONT:

           "LYCRA(R) is a registered Trademark of
           E. I. du Pont de Nemours Company and is used under license to Wilshire Technologies, Inc."

5. TERM AND TERMINATION: This Agreement shall become effective upon the Effective Date and shall continue in full force and effect until:



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    (a) the termination of Article IV of the Product Development, Purchase and
        License Agreement between DuPont and Licensee effective September 18, 2000 or

    (b) terminated by either party upon thirty (30) days' prior written notice. Such termination if by DuPont must be with cause. In the event of a proper termination neither party shall be liable to the other for any loss, expense, liability, termination compensation or payments of any kind, including but not limited to, any investment, promotion or selling expense. Upon proper termination of this Agreement, LICENSEE shall immediately discontinue all use of the Trademark.

6. CHOICE OF LAW: This Agreement is acknowledged to have been made in and shall be construed in accordance with the laws of the State of Delaware, U.S.A.

7. NO CONSEQUENTIAL DAMAGES, ETC.: In no event shall either party be liable for ANY special, indirect, incidental, punitive, consequential, or any similar damages whether or not caused by or resulting from the negligence of such party even if such party has been advised of the possibility of such damages, in RELATION TO, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRADEMARK.

8. SUPPLEMENTAL PROVISIONS: If any supplemental provisions are made a part of this Agreement, they are set forth in Exhibit B.

9.      MANNER OF EXECUTION OF THE AGREEMENT: This Agreement may be executed by
        (1) both parties signing the Agreement, or (2) either party signing the Agreement, faxing such signed Agreement to the other party, the other party signing the faxed, previously signed Agreement, and faxing or otherwise providing the fully executed Agreement to the other party. Both of such executed versions (1) and (2) shall be considered to have been fully executed by the parties and shall be valid and enforceable.

10. ADMINISTRATION: This Agreement may be administered by a subsidiary or affiliate of DUPONT.

11. SURVIVAL: Notwithstanding termination, expiration or cancellation of this Agreement (collectively referred to hereinafter in this item 11 as "Termination"), items 1(a)-1(h) and 6-12 shall survive Termination of this Agreement. In addition, notwithstanding Termination of this Agreement, all provisions of this Agreement, to the extent necessary to interpret the rights and obligations of the parties prior to such termination, and/or enforce same, shall survive termination.

12. INDEMNITY: LICENSEE hereby indemnifies, defends, and holds DUPONT harmless from and against any and all claims, suits, obligations, causes of action, liabilities, costs, and damages (including without limitation reasonable attorney's fees and court costs, injuries to persons and damages to property, products liability



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        claims, and claims for environmental harms) based upon, arising out of, or directly or indirectly related to, the operations or business conducted by LICENSEE under this or related to this Agreement (including without limitation the design, testing, manufacture, sale, distribution, marketing, use, display, advertising, or promotion of Products sold or promoted in connection with any of the Trademark); provided, however, that such indemnity shall not apply to the extent of problems solely related to DUPONT's supply of defective ingredients for Products. Said indemnity shall further extend to the LICENSEE's performance or nonperformance under this Agreement, including any default on the part of the LICENSEE, whether or not any such violation or failure to comply has been disclosed to DUPONT. This indemnity and all representations and warranties made by the Parties herein or in any instrument or document furnished in connection herewith shall survive termination of the Agreement.

13. LEGAL OBLIGATIONS: The parties' legal obligations under this Agreement are to be determined from the precise and literal language of this Agreement and not from the imposition of laws attempting to impose additional duties or fiduciary obligations or any other similar obligation that were not the express basis of the bargain at the time this Agreement was made.

14. COUNSEL: The parties are sophisticated businesses with legal counsel to review the terms of this Agreement, and the parties represent that they have fully read this Agreement and understand and accept its terms.

15. COMPLETE CONTRACT: This Agreement contains the entire contract and understanding between the parties with regard to Trademark. There are no representations or understandings, oral or written, express or implied, that are not merged herein. This Agreement may not be modified or terminated orally. Exhibit A and Exhibit B (if applicable) are incorporated herein by reference. No alleged modification, termination, or waiver shall be binding unless it is set out in writing and signed by the party against which it is sought to be enforced; and all prior agreements and/or understandings oral or written, express or implied, between the parties with respect to the subject matter hereof are hereby terminated.



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IN WITNESS WHEREOF, the parties have executed this Agreement in duplicate by their duly authorized representatives as of the day and year first above written.

E. I. DU PONT DE NEMOURS AND COMPANY

        By: /s/ William Ghitis
           ----------------------------------

        Printed Name: William Ghitis
                     ------------------------

        Title: Vice President, Global NBD
               ------------------------------

WILSHIRE TECHNOLOGIES, INC.

        By  /s/ Kevin Mulvihill
           ----------------------------------

        Printed Name: Kevin Mulvihill
                     ------------------------

        Title  President and CEO
               ------------------------------



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                                    EXHIBIT A



"TRADEMARK" SHALL MEAN LYCRA.

"TERRITORY" SHALL MEAN WILSHIRE TERRITORY*

"FIELD OF USE" SHALL MEAN PRODUCT*

"DISTRIBUTION CHANNELS" SHALL MEAN ALL DIRECT AND INDIRECT SALES CHANNELS

1."PRODUCTS" SHALL MEAN GLOVES MANUFACTURED FROM POLYMER* SOURCED SOLELY FROM DUPONT.

* TERMS AS DEFINED IN THE PRODUCT DEVELOPMENT, PURCHASE AND LICENSE AGREEMENT BETWEEN THE PARTIES OF THE SAME DATE AS THIS AGREEMENT.

ROYALTY:

    This Agreement shall be royalty free.



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                                    EXHIBIT B

                             SUPPLEMENTAL PROVISIONS

                           TRADEMARK LICENSE AGREEMENT

1. PRODUCTS REQUIREMENTS: LICENSEE shall not use the Trademark in connection with the promotion or sale of Products unless:

    a) the polyurethane used to make the Products is solely manufactured and sold by DUPONT or any of its affiliated companies and

    b) LICENSEE has employed, and has required its suppliers to employ, manufacturing and Products specifications and quality control procedures sufficient to assure consistent high quality. LICENSEE certifies that the Products shall meet or exceed any and all applicable government or industry standards, regulations, guidelines, rules, laws, and the like as well as any additional quality control standards as may be agreed to in writing by DUPONT and LICENSEE.

    c) LICENSEE shall maintain representative samples of all Products, labels, literature, advertisements, and other promotional materials using or incorporating the Trademark, and shall make such samples available to DUPONT upon request. In addition, LICENSEE shall maintain and employ procedures for documenting and recording customer complaints regarding the Products. Material customer complaints shall be reported to DUPONT immediately.

        If requested by DUPONT, LICENSEE shall provide to DUPONT for approval, prior to any use by LICENSEE, representative samples of all new or modified Products, as well as all new or modified promotional materials, advertisements, labels, and other materials displaying or bearing the Trademark, and use thereof shall not commence until approved by DUPONT.

2. PROPER USE OF TRADEMARK: LICENSEE's trade name and/or logo and the Products name may be used in conjunction with the Trademark on labels, tags, ads, and promotional materials for Products. LICENSEE shall use the Trademark only in the manner provided in the Proper Usage Guidelines, attached hereto and made a part hereof. These Guidelines may be changed from time to time by DUPONT upon thirty (30) day' notice to LICENSEE.

3. COMPLIANCE WITH LAWS: LICENSEE shall observe and comply with all laws, rules, and regulations applicable to the manufacturing, packaging, storing, handling, and sale of Products, and LICENSEE shall, at its own cost and expense, secure all necessary governmental permits and approvals necessary to manufacture, package and sell the Products. LICENSEE shall promptly report to DUPONT any governmental action of any kind, actual or threatened, concerning any of its Products.

4. RESPONSIBILITIES OF DUPONT: DUPONT is a supplier of polyurethane polymer which is an ingredient in the manufacture of Products. DUPONT does not engage in the manufacture of Products, and shall not assume responsibility for any Products that are promoted or sold in connection with the Trademark or for claims by third parties arising out of the use of any Products promoted or sold in connection with the Trademark, except to the extent of DUPONT'S sole negligence in manufacturing the polyurethane supplied to LICENSEE. Polyurethane supplied by DUPONT shall meet DUPONT's release specifications of such materials in effect at the time of shipment.



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5.  LICENSEE MANUFACTURE OF PRODUCTS: LICENSEE is responsible for the design and manufacture of Products. LICENSEE has chosen DUPONT's polyurethane because LICENSEE believes it is appropriate. LICENSEE has a staff properly trained in the requirements of Products and who are experienced and knowledgeable in the properties and processing of ppolyurethane. LICENSEE is an experienced manufacturer of Products and LICENSEE is responsible for assuring the quality and safety of Products. LICENSEE will provide its customers with any appropriate warnings necessary for the safe use of Products.



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                     Proper usage of the LYCRA(R) Trademark


FOR CATALOGS, BROCHURES, IN-STORE SIGNAGE, INTERNET, ADVERTISING AND OTHER PRINTED MATERIALS:

1. Show registration status by using the "(R)" symbol each and every time the registered trademark appears. If there is no "(R)" on your keyboard, as in some electronic mail systems, use parenthesis "R" parenthesis (R).

Incorrect:                                   Correct:
LYCRA                                        LYCRA(R)
                                             LYCRA(R)

        In addition to using "(R)" or (R), a footnote must be used at least once in each document, if possible.

Incorrect:                                   Correct:
(Trademark used without                      LYCRA(R) is a DuPont registered
appropriate footnote)                        trademark licensed to [LICENSEE]

2.      Never do the following:

        -  USE LYCRA(R) AS AN ADJECTIVE.
               Incorrect:           Correct:
               LYCRA(R) swimwear    swimwear with LYCRA(R)

        -  USE LYCRA(R) AS A POSSESSIVE.
               Incorrect:           Correct:
               LYCRA(R)'s comfort   the comfort of LYCRA(R)

        -  USE LYCRA(R) IN HYPHENATED FORM.
               Incorrect:           Correct:
               LYCRA(R)-containing garments       Garments containing LYCRA(R)

        Not all [generic] is LYCRA(R).
        LYCRA(R) is a DuPont registered trademark for its brand of [generic]

3.      Always make the trademark distinctive from surrounding type.

        -  Proper Usage:
               All Caps:      LYCRA(R)            Italics:   LYCRA(R)
               Bold:          LYCRA(R)            Quotes:    "LYCRA(R)"


For questions about the proper use of the LYCRA(R) trademark, licenses, sub-brands and new research, or to report misuse, please contact your DuPont marketing representative directly or via our toll-free number: 1-800-64-LYCRA(R)


LYCRA(R) is a registered trademark of the DuPont Company. Only DuPont makes LYCRA(R).


                                                                    [LYCRA LOGO]



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